Teucrium Leveraged XDC Network ETF (XXDC) Listed on NYSE Arca, Inc. Summary Prospectus April 15, 2026 www.teucrium.com
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI dated April 15, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.teucrium.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Important Information About the Fund
The investment objective of the Teucrium Leveraged XDC Network ETF (the “Fund”) is total return. The Fund intends to achieve its investment objective primarily by seeking daily investment results, before fees and expenses, that target up to two times (2x) the daily price performance of XinFin Digital Contract (“XDC”) for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The NAV calculation time for the Fund typically is 4:00 p.m. Eastern Time. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of daily changes in the price of XDC for the same period. For periods longer than a single day, the Fund will lose money if XDC’s performance is flat, and it is possible that the Fund will lose money even if the price of XDC increases. Longer holding periods, higher volatility in the price of XDC, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher XDC volatility, the volatility of XDC may affect the Fund’s return as much as or more than the return of the price of XDC.
The Fund does not intend to seek daily exposure to the price of XDC in excess of 200% of the Fund’s net assets; however, the Fund’s exposure to XDC may be less than 200% of the Fund’s net assets, and potentially significantly less than 200%. The Fund’s exposure to the price performance of XDC on a given day is at the sole discretion of the Fund’s investment adviser.
The Fund presents different risks than other types of funds. The Fund uses leverage and is riskier than similarly benchmarked funds that do not use leverage. The Fund may not be suitable for all investors and should be used only by knowledgeable investors who understand the consequences of seeking daily leveraged (up to 2x) investment results, including the impact of compounding on Fund performance. The Fund is intended to be used as a short-term trading vehicle. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. The Fund is not intended to be used by, and is not appropriate for, investors who do not actively monitor and manage their portfolio. An investor in the Fund could potentially lose the full principal value of their investment within a single day.
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.89%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1,2]	0.00%
Total Annual Fund Operating Expenses	1.89%

1.Estimated for the Fund’s initial fiscal year. “Other Expenses” does not include fees paid to the Fund’s swap contract counterparties, or the management fees, performance fees, and expenses of the reference assets or trading vehicles underlying such swap contracts. These fees and expenses, which are not reflected in this Annual Fund Operating Expenses table, are embedded in the returns of the swap contracts (i.e., the fees and expenses reduce the investment returns of the swap contracts) and represent an indirect cost of investing in the Fund.
2.Teucrium Investment Advisors, LLC (the “Adviser”), the Fund’s investment adviser, also serves as the investment adviser to the Subsidiary (defined below), and provides the Subsidiary with the same type of management services, under essentially the same terms, as it provides the Fund. The Adviser has agreed to waive the management fee of 1.89% to be paid by the Subsidiary. This waiver will continue in effect for so long as the Fund invests in the Subsidiary, and at least through April 15, 2027. This waiver may be terminated only with the approval of the Subsidiary’s Board of Directors.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$192	3 Years	$594
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund intends to achieve its investment objective primarily by seeking daily investment results, before fees and expenses, that target up to two times (2x) the daily price performance of XDC. The Fund does not seek to achieve investment results that target a multiple of the daily price performance of XDC over a period of time greater than a single day. Such investments generally include financial instruments and other investments that provide indirect exposure to XDC (collectively, “XDC-related investments”), each of which is described below. The Fund does not invest directly in XDC. There can be no guarantee that any XDC-related investment will produce the desired result or provide returns that closely correlate to those produced by XDC. Generally, XDC-related investments are subject to certain implementation costs and expenses not applicable to direct investments in XDC that will cause the returns of XDC-related investments to differ from those of direct investments in XDC. Additionally, the Fund’s investments in XDC-related investments provide the Fund with indirect exposure to XDC, which also may contribute to differences in returns in comparison to those of direct investments in XDC. The ability to trade XDC 24 hours a day also may give rise to differences in returns of XDC-related investments that trade during standard market hours.
Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in XDC-related investments that provide exposure to or produce returns consistent with the price performance of XDC. The Adviser intends to invest in XDC related financial instruments in a combination that the Adviser believes, in combination, should produce daily investment results, before fees and expenses, that target up to two times (2x) the daily price performance of XDC. The Fund may not be able to obtain the desired level of exposure to the price performance of XDC. The amount of exposure that the Fund is able to obtain to the price performance of XDC depends on the following factors, among others: the supply of XDC, regulatory limits on leverage risk, limited liquidity in the XDC market, volatility in the XDC market, a disruption to the XDC market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators. The Fund’s exposure to the price performance of XDC on a given day is at the sole discretion of the Adviser. The Fund does not intend to seek daily exposure to the price of XDC in excess of 200% of the Fund’s net assets; however, the Fund’s exposure to XDC may be less than 200% of the Fund’s net assets, and potentially significantly less than 200%. There can be no guarantee that the Adviser’s strategy will produce the desired results.
The Fund will invest principally in the financial instruments listed below:
•Swap Agreements. Initially, the Fund expects to achieve exposure to XDC primarily through its use of one or more swap agreements, likely a total return swap on an XDC-related index, such as the MarketVector™ XDC Network Index with a daily reset. As more investments that provide exposure to XDC become available for investment, the Adviser will invest in those investments that it believes will most efficiently enable the Fund to achieve its investment objective. Swap agreements are derivative contracts entered into primarily with major global financial institutions for a specified period. In a standard swap transaction, two parties agree to exchange or “swap” payments based on the change in value of a reference asset or benchmark, such as an index, or the return earned on an investment in XDC that is equal, on a daily basis, to 200% of the value of the Fund’s net assets (each, a “XDC Swap”). XDC Swaps may reference: (i) U.S.- or foreign-listed exchange-traded products that provide exposure to XDC (“ETPs”), including through investments in XDC directly (a “Spot XDC ETP,” and together with ETPs, “XDC ETPs”), (ii) exchange-traded funds (“ETFs”) that provide exposure to XDC (a “XDC ETF”), (iii) an index or other reference rate that the Adviser believes produces daily returns consistent with those of XDC (each, an “XDC Index”), or (iv) other benchmarks that the Adviser believes produce daily returns consistent with those of XDC (collectively with any Spot XDC ETP and any XDC Index, a “Reference Asset” or the “Reference Assets”). Generally, any such XDC Swap will provide the Fund with a return earned by the Reference Asset that is equal to, on a daily basis, up to 200% of the value of the Fund’s net assets, be fully funded with all collateral maintained by a third party pursuant to a tri-party collateral control arrangement, and be subject to daily collateral and exposure adjustments to align the value of collateral with the value of the Reference Asset and the exposure provided by the XDC Swap with that needed by the Fund.
•XDC Futures Contracts. Once available, the Fund may invest in XDC futures contracts that trade on an exchange regulated by the CFTC (“XDC Futures”). As of the date of this Prospectus, XDC Futures are not yet available for investment by the Fund. To maintain its intended exposure to XDC, the Fund intends to exit any XDC Futures as they near expiration and replace them with new XDC Futures with a later expiration date. This process is referred to as “rolling.” The Fund may invest in XDC Futures of any expiration date traded on any CFTC-regulated commodity futures exchange, also known as a “designated contract market” (“DCM”).
•XDC Options. Once available, the Fund also may invest in exchange-traded or over-the-counter (“OTC”) options contracts that reference XDC, XDC Futures, or XDC ETPs (“XDC Options”). As of the date of this Prospectus, XDC Options are not yet available for investment by the Fund. The Fund may invest in XDC Options traded on an exchange regulated by the CFTC or on foreign exchanges. In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the Reference Asset, the strike price, and expiration date. In the U.S., exchange-traded options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”).
•XDC ETPs and XDC ETFs. The Fund may invest in XDC ETPs, the shares of which may be listed on a U.S. or European exchange. To the extent the Fund invests in XDC ETPs, such ETPs are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, do not provide investors, including the Fund, with the investor protections of the 1940 Act. The Fund may also invest in ETFs registered under the 1940 Act that provide exposure to XDC (“XDC ETFs”). As of the date of this Prospectus, U.S. XDC ETPs and XDC ETFs were not yet available for investment by the Fund.
•Depositary Receipts. Once available, the Fund may invest in Depositary Receipts (“DRs”) representing XDC. DRs are negotiable receipts issued by a financial institution that evidence direct ownership of assets held with a custodian.
The Fund expects that XDC Swaps, XDC ETPs and XDC Futures will provide the most effective means to seek to achieve the Fund’s investment objective and therefore, expects to focus its investments on XDC Swaps, XDC ETPs and, when available, XDC Futures. The Fund also expects to enter into reverse repurchase agreements, a form of borrowing. The Adviser attempts to consistently apply leverage through the Fund’s investments in XDC-related investments and reverse repurchase agreements to seek to achieve the Fund’s investment objective. The Adviser, in its sole discretion, selects the Fund’s investments, including the mix of XDC-related investments to achieve the desired exposure to XDC. The Adviser may consider the following factors, among others, when selecting the Fund’s XDC-related investments: availability, liquidity, regulatory requirements, risk mitigation measures, the Fund’s FCMs (as defined below), the financial condition of counterparties, and market conditions.
The Fund expects to invest in XDC-related investments primarily indirectly through a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to XDC-related investments within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in certain investments that do not generate qualifying income for tax purposes. The Subsidiary, which is also managed by the Adviser, has the same investment objective as the Fund, but it may invest in certain investments, such as XDC-related investments, to a greater extent than the Fund. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary. Because the Fund intends to elect to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiary generally will be limited to 25% of the Fund’s total assets, tested at the end of each fiscal quarter, which is one of the requirements for satisfying the “Asset Diversification Test” as described more fully in the “Federal Income Taxes” section of the Fund’s Statement of Additional Information (“SAI”).

The Fund will attempt to achieve its leveraged strategy without regard to the overall market movement or the increase or decrease in the price of XDC. At the close of the markets on each trading day, the Adviser determines the type, quantity, and mix of investment positions to achieve exposure to the price of XDC. The impact of movements in the price of XDC during the day will generally require the Fund to adjust its exposure to the Reference Assets on a daily basis. For example, if the price of XDC has risen on a given day, net assets of the Fund should rise, meaning the Fund’s exposure will need to be increased to maintain consistent exposure to the price of XDC. Conversely, if the price of XDC has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced to maintain consistent exposure to the price of XDC. These adjustments typically result in high portfolio turnover.
The Fund also expects to invest in cash, cash equivalents, or high-quality securities, such as (i) U.S. Government securities, including bills, notes, and bonds issued by the U.S. Treasury; (ii) money market funds; and/or (iii) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such investments are designed to provide liquidity or satisfy collateral and/or margin requirements associated with the Fund’s XDC-related investments.
The Fund is classified as a “non-diversified” investment company under the 1940 Act and, therefore, may invest a greater percentage of its assets in a particular issuer than a diversified fund.
Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period, which will likely differ in amount, and possibly even direction, from two times (2x) the price performance of XDC for the same period. The Fund will lose money if the price performance of XDC is flat over time, and the Fund can lose money regardless of the performance of the price of XDC because of daily rebalancing, the volatility of the price of XDC, compounding of each day’s return, and other factors. See “Principal Investment Risks” below.
Swap Agreements
Most swaps entered into by the Fund provide for the calculation and settlement of the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, the Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the return on the reference entity. The Fund’s current obligations under the types of swaps that the Fund expects to enter into (e.g., total return swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap), and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by the Fund posting collateral to a tri-party account between the Fund’s custodian, the Fund, and the counterparty. However, typically no payments will be made until the settlement date.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the counterparty to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
XDC Futures Contracts
Futures contracts are agreements between two parties that are executed on a DCM, i.e., a commodity futures exchange, and that are cleared and margined through a derivatives clearing organization (“DCO”), i.e., a clearing house. One party agrees to buy a commodity from the other party at a later date at a price and quantity agreed upon when the contract is made. Such contracts may also be referred to as “non-spot” futures contracts to differentiate from spot contracts, in which the purchase of the commodity occurs immediately. In market terminology, a party who purchases a futures contract is long in the market and a party who sells a futures contract is short in the market. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying commodity or by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of delivery. The difference between the price at which the futures contract is purchased or sold and the price paid for the offsetting sale or purchase, after allowance for brokerage commissions, constitutes the profit or loss to the trader.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund and could result in a negative yield for the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund.

XDC Options
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates, and/or currency exchange rates. An American-style put or call option may be exercised at any time during the option period, while a European-style put or call option may be exercised only upon expiration or during a fixed period prior thereto.
The Fund may engage in OTC options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.
Additional Information about the Spot XDC ETPs
The Fund may derive a significant amount of its exposure to the price performance of XDC from its direct investment in one or more Spot XDC ETPs and swap agreements or options that reference a Spot XDC ETP. The Spot XDC ETPs in which the Fund may invest (or which may be used as Reference Assets) are ETPs that are designed to provide exposure to the performance of XDC and are fully secured by holdings of XDC. Each non-U.S. Spot XDC ETP issues bonds that are collateralized by the respective amount of units of XDC. The issuer shall at any given time procure in relation to issued bonds that it holds such amount of the underlying XDC equal to or exceeding the aggregate claims of the bondholders, expressed as a number of units of XDC. The value and performance of the bonds materially depend on the value and performance of the issuer’s holdings of XDC. Based on the non-U.S. Spot XDC ETPs’ payment and delivery obligations to bondholders, the bonds are expected (subject to the deduction of any fees and costs) to track the performance of XDC nearly 1:1.
An investor cannot purchase the bonds issued by non-U.S. Spot XDC ETPs directly from the issuer in the primary market. Initially, in the primary market, the bonds may only be subscribed for or purchased by authorized participants (“APs”). Once the bonds issued by non-U.S. Spot XDC ETPs have been subscribed for or purchased in the primary market, investors may purchase the bonds in the secondary market from any person on an anonymous basis (i) via the relevant stock exchange (in case of bonds admitted to trading on a stock exchange) or (ii) over the counter.
The value of shares of a Spot XDC ETP may not directly correspond to the price of XDC and is highly volatile. The price of a Spot XDC ETP may go down even if the price of the underlying asset, XDC, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
Each Spot XDC ETP is a passive investment vehicle that does not seek to generate returns beyond tracking the price of XDC. This means the sponsor does not speculatively sell XDC at times when its price is high or speculatively acquire XDC at low prices in the expectation of future price increases. The Spot XDC ETPs will not utilize hedging, leverage, derivatives, or any similar arrangements in seeking to meet their investment objectives. Each Spot XDC ETP’s custodian will keep custody of the Spot XDC ETP’s XDC and will keep all of the private keys associated with such Spot XDC ETP’s XDC held by the custodian in “cold storage.” “Cold storage” is a safeguarding method by which the private keys corresponding to the particular Spot XDC ETP’s XDC are generated and stored in an offline manner using computers or devices that are not connected to the internet, which is intended to make them more resistant to hacking.
The XDC Network and XDC
XDC is the native token of the XDC network (“XDC Network”), an enterprise-grade, open-source, layer 1 blockchain designed to support trade finance, supply chain management, real-world asset tokenization and other decentralized financial applications. The XDC Network allows participants to exchange XDC across a public, decentralized ledger. The XDC Network supports smart contracts and decentralized applications (“dApps”) through compatibility with the Ethereum Virtual Machine (“EVM”), which enables developers to deploy applications and smart contracts using established Ethereum-based tools and standards.
The XDC Network is designed to support public blockchain applications while also meeting the needs of enterprise and institutional users. The network is positioned to support use cases involving financial services, trade documentation and asset digitization. The XDC Network also supports interoperability with existing financial systems and messaging standards, including ISO 20022, with the goal of enabling integration between blockchain-based applications and traditional financial infrastructure.
The XDC Network is designed to offer low transaction costs, fast transaction processing and energy-efficient operation. The network achieves near-instant transaction finality and supports high transaction throughput. These features facilitate scalable deployment of smart contracts and dApps while providing predictable performance for enterprise and institutional participants.

The XDC Network uses a delegated proof-of-stake consensus mechanism, under which a defined set of validator nodes, known as “Masternodes,” are responsible for validating transactions and maintaining the blockchain. Masternodes are selected based on the amount of XDC they stake and network rules. Masternode operators are rewarded through staking rewards and fee distribution for supporting network stability, security and growth.
XDC is used to pay transaction fees and smart contract execution fees. XDC may also be used within applications built on the XDC Network, including as a means of payment within smart contracts and dApps. Subject to network rules in effect from time to time, XDC holders may participate in delegation arrangements with Masternode operators, entitling the XDC holders to a share of any rewards earned by the Masternode operators, without transferring ownership of their tokens. The value and functionality of XDC depend on the continued development, adoption and operation of the XDC Network and the broader blockchain ecosystem.
The XDC Network is supported by a core development team and a broad ecosystem of participants. The XDC Network was initially developed by XinFin, which is responsible for the network’s protocol, enterprise-grade features and technical integrations. The XDC Foundation, a non-profit organization established with a grant from XinFin, promotes global adoption, regulatory alignment and ecosystem support. XVC Tech, a Dubai-based investment company, facilitates global investment and strategic growth across the XDC ecosystem, while XDC Tech Limited, a U.S.-based investment company, advances enterprise adoption and ecosystem development in the United States. Developers, node operators, enterprises and partners build applications, tools, and integrations on the XDC Network and contribute to its continued operation and development.
The Shares represent interests in the Fund. The Shares are not interests in the XDC Network and do not represent a claim on, or ownership interest in, XDC, the XDC Network, any XDC-related protocol, or any person or entity involved in developing or supporting the XDC Network.
Defensive Positions
The Fund may, but is not required to, take defensive actions to limit losses or prevent the Fund’s NAV from going to or below zero during periods of extreme volatility. The Fund may do this through the use of derivatives, including exchange-traded or OTC swaps, options or swaptions contracts, or through temporary shifts in portfolio exposure. However, because the Fund employs leverage and may be subject to unscheduled rebalancing, these measures can magnify losses, cause the Fund to realize losses already incurred, and cause the Fund’s performance to deviate materially from its intended strategy of seeking daily investment results, before fees and expenses, that target up to two times (2x) the daily price performance of XDC. As a result, such actions may not prevent substantial or total loss of value and may result in the Fund not achieving its targeted exposure to XDC.
Principal Investment Risks
XDC-related investments are relatively new investments. They are subject to unique and substantial risks and historically have been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning, including to $0. You should be prepared for the possibility of losing your entire investment. The performance of XDC-related investments, and therefore the performance of the Fund, may differ significantly from the performance of XDC.
An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser, or any of their affiliates.
The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return, and/or ability to meet its investment objective.
As with any investment, there is a risk that you could lose all or a portion of your money invested in the Fund. The Fund may not achieve its investment objective or achieve its targeted exposure to the price of XDC. The Fund presents risks not traditionally associated with other mutual funds and ETFs. For example, due to the Fund’s daily leveraged investment strategy, a small adverse move in XDC price will result in larger and potentially substantial declines in the Fund. The following risks could affect the value of your investment in the Fund:
•Crypto Asset Risk. The Fund’s performance is subject to the risks of the crypto assets industry. The trading prices of many crypto assets, including XDC, have experienced extreme volatility and may do so in the future. Extreme volatility in the future, including declines in the trading prices of XDC, could have a material adverse effect on the value of the Fund’s shares and the shares could lose all or substantially all of their value. The value of the shares is subject to a number of factors relating to the fundamental investment characteristics of XDC as a crypto asset, including the fact that crypto assets are bearer instruments and loss, theft, destruction, or compromise of the associated private keys could result in permanent loss of the asset, and the capabilities and development of blockchain technologies. Crypto assets represent a new and rapidly evolving industry, and the value of the Fund’s shares depends on the acceptance of XDC. Changes in the governance of a crypto asset network may not receive sufficient support from users and miners, which may negatively affect that crypto asset network’s ability to grow and respond to challenges. An investor should be prepared to lose the full principal value of their investment suddenly and without warning.
A number of factors may affect the price and market for XDC.
◦Supply and Demand. It is believed that speculators and investors who seek to profit from trading and holding crypto assets currently account for a significant portion of demand for any crypto asset. Such speculation regarding the potential future appreciation in the price of XDC may artificially inflate or deflate the price of XDC. Market fraud and/or manipulation and other fraudulent trading practices, such as the intentional dissemination of false or misleading information (e.g., false rumors) can, among other things, lead to a disruption of the orderly functioning of markets and significant market volatility and cause the value of crypto asset futures to fluctuate quickly and without warning.
◦Adoption and Use of Crypto Assets. Crypto assets and crypto-related investments are relatively new investments, and the continued adoption of the relevant crypto asset will require growth in its usage as a means of payment or for recordkeeping. Even if growth in crypto asset adoption continues in the near- or medium-term, there is no assurance that crypto asset usage will continue to grow over the long-term. A contraction in the use of a crypto asset may result in a lack of liquidity, increased volatility in, and a reduction in the price of the crypto asset.
Many digital asset networks face significant scaling challenges and are being upgraded with various features designed to increase the speed of digital asset transactions and the number of transactions that can be processed in a given period (known as “throughput”). These attempts to increase the volume of transactions may not be effective, and such upgrades may fail, resulting in potentially irreparable damage to a crypto asset’s network and the value of the crypto asset.
◦Risk Factors Related to the Regulation of Crypto Assets. Any final determination by a court that any crypto asset is a “security” may adversely affect the value of XDC and the value of the Fund’s shares.
Depending on its characteristics, a crypto asset may be considered a “security” under the federal securities laws. The test for determining whether a particular crypto asset is a “security” is complex and difficult to apply, and the outcome is difficult to predict. Public, though non-binding, statements by senior officials at the SEC have indicated that the SEC did not consider bitcoin or ether to be securities and does not currently consider bitcoin to be a security. The SEC staff has also provided informal assurances via no-action letters to a handful of promoters that their digital assets are not securities.
On the other hand, the SEC has brought enforcement actions against the issuers and promoters of several other crypto assets on the basis that the crypto assets in question are securities. More recently, the SEC has also brought enforcement actions against various crypto asset trading platforms for allegedly operating unregistered securities exchanges on the basis that certain of the crypto assets traded on their platforms are securities. For example, in June 2023, the SEC brought a complaint against Coinbase (the “Coinbase Complaint”) alleging violations of a variety of securities laws. In its complaint, the SEC asserted that Solana is a security under the federal securities laws. In February 2025, the SEC dismissed the Coinbase Complaint.
If an appropriate court determines that XDC is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws. The resolution of the current ambiguity concerning the regulatory status of crypto assets could result in negative regulatory and tax consequences for the Fund and its shareholders, including the Fund’s failure to qualify as a RIC, the consequences of which are discussed under “Tax Risk”, and the elimination of the shareholder protections afforded by the 1940 Act.
◦Largely Unregulated Marketplace. Crypto asset trading venues are relatively new and, in most cases, largely unregulated. As a result of this lack of regulation, individuals or groups may engage in insider trading, fraud, or market manipulation with respect to crypto assets. Such manipulation could cause investors in crypto assets to lose money, possibly the entire value of their investments. Additionally, some digital asset trading platforms may not operate in compliance with applicable law, and such non-compliance may cause such platforms to close operations in certain jurisdictions and/or be the subjects of regulatory investigations.
Crypto asset trading venues are not subject to the same regulations as regulated securities or futures exchanges. Crypto asset trading venues that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. As a result, markets for crypto assets may be subject to manipulation or fraud and may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges. Investors in crypto assets may lose money, possibly the entire value of their investments.
Over the past several years, a number of crypto asset trading venues have been closed due to fraud, failure, or security breaches. The nature of the assets held at crypto asset trading venues makes them appealing targets for hackers, and a number of digital asset trading venues have been victims of cybercrimes and other fraudulent activity. These activities have caused significant, and in some cases total, losses for crypto investors. Investors in crypto assets may have little or no recourse should such theft, fraud, or manipulation occur. There is no central registry showing which individuals or entities own crypto assets or the quantity of crypto assets that are owned by any particular person or entity. There are no regulations in place that would prevent a large holder or a group of holders from selling their crypto assets, which could depress the price of the applicable crypto asset, or otherwise attempting to manipulate the price of the crypto asset. Events that reduce user confidence in a crypto asset, the applicable blockchain, and the fairness of crypto asset trading venues could have a negative impact on the price of XDC and the value of an investment in the Fund.
If the crypto asset trading venues become subject to onerous regulations or are subject to enforcement actions by regulatory authorities (including the Financial Crimes Enforcement Network (“FinCEN”), the SEC, the CFTC, the Financial Industry Regulatory Authority (“FINRA”), the Consumer Financial Protection Bureau (the “CFPB”), the Department of Justice (the “DOJ”), the Department of Homeland Security (the “DHS”), the Federal Bureau of Investigation (the “FBI”), the Internal Revenue Service (the “IRS”), the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation (the “FDIC”), the Federal Reserve, and state financial institution regulators), among other things, trading in XDC may be concentrated in a smaller number of trading venues, which may materially impact the price, volatility, and trading volumes of XDC. Additionally, the trading venues may be required to comply with tax, anti-money laundering (“AML”), know-your-customer and other regulatory requirements and compliance and reporting obligations that may make it more costly to transact in or trade XDC (which may materially impact price, volatility, or trading of XDC more generally). Each of these events could have a negative impact on the value of an investment in the Fund.
The trading of crypto assets is fragmented across numerous trading venues. The fragmentation of the volume of crypto asset transactions across multiple trading venues can lead to higher volatility than would be expected if volume was concentrated in a single trading venue. Market fragmentation and volatility increase the likelihood of price differences across different trading venues.
◦Cybersecurity Risk. Blockchain technology and network functionality rely on the Internet. A significant disruption or interruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and the price of crypto assets. In addition, certain features of blockchain technology, such as decentralization, open-source protocol, including the code of digital contracts stored on a blockchain, that are automatically executed when predetermined terms and conditions are met (“smart contracts”), and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. Cybersecurity exploitations or attacks against entities that custody or facilitate the transfers or trading of a crypto asset could result in a significant theft of the crypto asset and a loss of public confidence, which could lead to a decline in the value of the crypto asset and, as a result, adversely impact the Fund’s investment in XDC-related investments. Additionally, if a malicious actor or botnet (i.e., a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than 67% of the voting power of a crypto asset’s network, such actor or botnet could alter the blockchain and adversely affect the value of the crypto asset, which would adversely affect the Fund’s investment in XDC-related investments.
◦Forked Asset Risk. Crypto asset networks operate using open-source protocols, meaning that any user can download the software, modify it, and then propose that the users and validators adopt the modification. When a modification is introduced and a substantial majority of users and validators consent to the modification, the change is implemented, and the network remains uninterrupted. However, if less than a substantial majority of users and validators consent to the proposed modification, and the modification is not compatible with the software prior to its modification, the consequence would be what is known as a “hard fork” of a crypto asset network, with one group running the pre-modified software and the other running the modified software. The effect of such a fork would be the existence of two versions of a crypto asset network running in parallel yet lacking interchangeability. For example, in August 2017, Bitcoin “forked” into Bitcoin and a new digital asset, Bitcoin Cash, as a result of a several-year dispute over how to increase the rate of transactions that the Bitcoin network can process.
Forks may also occur as a network community’s response to a significant security breach. For example, in June 2016, an anonymous hacker exploited a smart contract running on the Ethereum Network to siphon approximately $60 million of ether held by The DAO, a distributed autonomous organization, into a segregated account. In response to the hack, most participants in the Ethereum community elected to adopt a “fork” that effectively reversed the hack. However, a minority of users continued to develop the original blockchain, now referred to as “Ethereum Classic,” with the digital asset on that blockchain now referred to as Ether Classic, or ETC. ETC now trades on several digital asset trading platforms. A fork may also occur as a result of an unintentional or unanticipated software flaw in the various versions of otherwise compatible software that users run. Such a fork could lead to users and validators abandoning the digital asset with the flawed software. It is possible, however, that a substantial number of users and validators could adopt an incompatible version of the digital asset while resisting community-led efforts to merge the two chains. This could result in a permanent fork, as in the case of ether and Ether Classic.
In addition, many developers have previously initiated hard forks in the blockchain to launch new digital assets, such as Bitcoin Gold and Bitcoin Diamond. To the extent such digital assets compete with XDC, such competition could impact demand for XDC and could adversely impact the value of the Fund’s shares.
Furthermore, a hard fork can lead to new security concerns. For example, when the Ethereum and Ethereum Classic networks split in July 2016, replay attacks, in which transactions from one network were rebroadcast to nefarious effect on the other network, plagued digital asset trading platforms through at least October 2016. A digital asset trading platform announced in July 2016 that it had lost 40,000 Ether Classic, worth about $100,000 at that time, as a result of replay attacks. Another possible result of a hard fork is an inherent decrease in the level of security due to significant amounts of mining/validating power remaining on one network or migrating instead to the new forked network. After a hard fork, it may become easier for an individual validator or validator pool’s power to exceed levels necessary to execute an attack on the network.
A future fork in the XDC Network could adversely affect the value of the Fund’s shares.
◦“Attack” Risk. All networked systems are vulnerable to various kinds of attacks. A blockchain may be vulnerable to several types of attacks, including:
•a “33% attack,” where, if a validator or group of validators were to gain control of more than 33% of the total staked crypto asset on the applicable blockchain, a malicious actor could temporarily impede or delay block confirmation.
▪a “>66% attack,” where, if a validator or group of validators acting in concert were to gain control of more than 66% of the total staked XDC on the blockchain, a malicious actor could permanently and irreversibly manipulate the blockchain, including censorship, double-spending, and fraudulent block propagation, both on a forward- and backward-looking basis. The attacker could unilaterally finalize their preferred chain without the votes of any other stakers and could also reverse past finalized blocks.
Further, smart contracts on the network may create systemic risk for the price of a crypto asset in the event of an exploit. If a significant portion of a crypto asset is held by a small number of holders sometimes referred to as “whales,” these holders have the ability to manipulate the price of the crypto asset.
◦Crypto Asset Tax Risk. Current IRS guidance indicates that convertible virtual currency, defined as a digital representation of value that functions as a medium of exchange, a unit of account, and/or a store of value that has an equivalent value in real currency, or that acts as a substitute for real currency, should be treated and taxed as property, and that transactions involving the payment of convertible virtual currency for goods and services should be treated as barter transactions. While this treatment allows for the possibility of capital gains treatment, it creates a potential tax reporting requirement in any circumstance where the ownership of convertible virtual currency passes from one person to another, usually by means of convertible virtual currency transactions (including off-blockchain transactions), which could discourage the use of digital assets as a medium of exchange, especially for a holder of digital assets that have appreciated in value.
•XDC Risk. While XDC aims to provide enterprise-grade blockchain infrastructure for trade finance and financial inclusion, it faces several structural, technical and market-related risks that may adversely affect its long-term viability.
XDC’s price and utility are subject to significant volatility, driven by speculative interest, evolving use cases, and broader market sentiment. As with many digital assets, rapid price appreciation may be followed by steep drawdowns, undermining its utility as a medium of exchange and enterprise infrastructure. The momentum-driven valuation model makes XDC particularly susceptible to shifts in investor sentiment, regulatory developments, and technological competition.
The XDC Network’s proof-of-stake consensus mechanism introduces unique risks. The mechanism's reliance on a defined set of Masternodes means that network security depends on the honest participation of Masternode operators. Collusion among Masternode operators could compromise the integrity of the consensus process. If a malicious actor or coordinated group were to control more than 33% of the Masternodes, they could delay transaction finality or cause network disruptions; with over 66%, they could potentially reverse transactions, execute double-spend attacks or censor network activity.
Onchain governance of the XDC Network is managed through Masternode. This structure may lead to inconsistent development activity, centralization risks or governance capture if a small group of stakeholders accumulates significant Masternode control. The absence of a fully decentralized, transparent governance mechanism may hinder XDC's ability to adapt to evolving market conditions, security threats, or technological challenges.
Regulatory uncertainty remains a persistent risk for XDC. The token may be subject to increased scrutiny from U.S. and international authorities. A determination that XDC constitutes a security could result in enforcement actions, trading restrictions or delistings from major platforms, impairing liquidity and reducing investor access. Such outcomes would negatively impact XDC’s market value.
Market infrastructure for XDC is dependent on digital asset exchanges and trading venues, which may be vulnerable to fraud, manipulation, cybersecurity breaches or operational failures. The lack of transparency and regulatory oversight in these venues may undermine investor confidence and contribute to price volatility.
The XDC Network’s proof-of-stake consensus mechanism is relatively new and untested at scale compared to Bitcoin’s proof-of-work system. While it offers faster finality and energy efficiency, it may harbor undiscovered vulnerabilities or incentive misalignments. If the network fails to scale securely or suffers a major technical failure, the value of XDC could decline sharply.
Finally, XDC’s utility as a payment method, enterprise infrastructure, and collateral remains limited. Adoption in retail, commercial, and institutional contexts is not yet widespread, and competition from other blockchain platforms, traditional financial infrastructure, and alternative interoperability solutions may constrain its growth. Technical risks – including software bugs, network congestion and protocol vulnerabilities – could disrupt transaction processing or consensus, resulting in permanent loss of funds or diminished network functionality.
In summary, XDC’s long-term prospects are subject to a range of risks, including market volatility, governance challenges, regulatory uncertainty and technological limitations. XDC’s sustainability as a digital currency and enterprise blockchain remains uncertain. These factors may adversely and materially affect the value of XDC.
◦    Network Fork Risk. The XDC Network may be subject to “forks” or “hard forks,” which occur when the blockchain diverges into two or more separate chains, each with its own transaction history and, potentially, its own version of XDC. A fork may occur unintentionally as a result of software bugs, cybersecurity exploits, or the actions of malicious node operators. The XDC Network’s proof-of-stake consensus mechanism is designed such that an unintended fork of this nature would generally require at least two-thirds of the network’s Masternode operators to be compromised or otherwise affected. While this threshold represents the theoretical maximum fault tolerance achievable under Byzantine fault-tolerant consensus protocols, there can be no assurance that such protections will prevent all unintended forks or that the network will operate as designed under all circumstances. In the event of a network fork, exchanges, custodians, wallet providers, and other market participants may reach different conclusions regarding which fork, if any, represents the legitimate continuation of the XDC Network.
◦    Third-Party Ecosystem Risk. The XDC Network relies on participation and support from a wide range of independent third parties, including digital asset exchanges, dApps, validators, infrastructure providers, affiliated ecosystem entities such as the XDC Foundation, XinFin, XVC Tech or entities in which those parties invest, and other affiliated or associated firms. Any operational failure, financial distress, regulatory action, inactivity, or bankruptcy involving one or more of these parties could disrupt network functionality, reduce liquidity, delay protocol upgrades, impair market confidence, and adversely affect the price of XDC and the value of the Fund’s investments. The Fund does not control these parties and cannot predict or mitigate such risks.
•XDC Exposure Risk. The Fund expects to have significant exposure to XDC. As a result, the Fund’s performance may be disproportionately and significantly impacted by the poor performance of XDC or events materially affecting the XDC ecosystem. The Fund’s significant exposure to XDC makes it more susceptible to any single occurrence affecting XDC-related investments and may subject the Fund to greater market risk than more diversified funds.
•Loss Limitation Risk. While the Fund may implement protective measures intended to limit losses or prevent the Fund’s NAV from going to or below zero during periods of extreme volatility, such measures are limited in scope and effectiveness. The Fund’s leveraged positions can magnify losses in adverse markets, and an unscheduled rebalancing may cause the Fund to realize losses already incurred and/or restrict the Fund’s ability to benefit from subsequent market reversals. As a result, when loss limiting measures are taken, the Fund may not fully participate in favorable market movements and may fail to achieve its targeted exposure to XDC.
The remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds.
•Active Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement strategies for the Fund. The Fund invests in complex instruments (each described below), including swap agreements and futures contracts. Such instruments may create enhanced risks for the Fund, and the Adviser’s ability to control the Fund’s level of risk will depend on the Adviser’s skill in managing such instruments. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
•Cash Transaction Risk. The Fund expects to effect all of its creations and redemptions for cash, rather than in-kind securities. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds.

This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. The use of cash creations and redemptions also may cause the Fund’s Shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, effecting purchases and redemptions primarily in cash may cause the Fund to incur certain costs, such as portfolio transaction costs. These costs can decrease the Fund’s NAV if not offset by an AP transaction fee.
•Clearing Broker Risk. The failure or bankruptcy of the Fund’s and the Subsidiary’s clearing broker could result in a substantial loss of Fund assets. Under current CFTC regulations, a clearing broker maintains customers’ assets in a bulk segregated account. If a clearing broker fails to do so or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker’s customers.
•Collateral Securities Risk. Collateral may include obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including bills, notes, and bonds issued by the U.S. Treasury, as well as money market funds and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund. The Fund’s investments in U.S. government securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness.
Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.
Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Interest rate risk is the risk that interest rates rise and fall over time. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.
•Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules. The Adviser is registered as a Commodity Trading Advisor (“CTA”) and a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.
•Counterparty Risk. Counterparty risk is the risk that a counterparty to Fund transactions (e.g., swap transactions) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may use, if available, futures contracts, swap agreements and options contracts to gain exposure to XDC without purchasing XDC directly in order to achieve its investment objective. Through these investments and related arrangements, the Fund would be exposed to the risk that the counterparty may be unwilling or unable to make timely payments contemplated by such arrangements or otherwise to meet its contractual obligations (i.e., counterparty credit risk). If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your Shares in the Fund will decrease.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. To the extent the Fund’s counterparties are concentrated in the financial services sector, the Fund bears the risk that those counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide-scale credit losses resulting from financial difficulties or borrowers affecting that economic sector. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
•Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, APs, the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.
•Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the price performance of XDC and, therefore, effectuate its daily leveraged investment strategy. The Fund seeks to adjust its exposure to the Reference Assets daily to keep leverage consistent with its daily leveraged investment strategy and to achieve a high degree of correlation with the price performance of XDC. In addition, the Fund’s exposure to the price of XDC is impacted by the movement of the price of XDC. Because of this, it is unlikely that the Fund will be perfectly exposed to the price performance of XDC at the end of each day. The possibility of the Fund being materially over- or under-exposed to the price performance of XDC, relative to its target, increases on days when the price of XDC is volatile near the close of the trading day. Market disruptions, regulatory restrictions, and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty effectuating its daily leveraged investment strategy for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquidity, or high volatility in the markets for the securities or financial instruments in which the Fund invests. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to XDC. These factors could decrease the correlation between the performance of the Fund and XDC and may hinder the Fund’s ability to effectuate its daily leveraged investment strategy on or around that day.
•Depositary Receipt Risk. The Fund may obtain exposure to XDC in the form of DRs. Similar to other XDC-related investments, the Fund’s investments in XDC DRs expose it to the risk that the DRs may not provide a return that corresponds precisely with that of the underlying XDC. DRs on XDC are subject to third-party custody and operational risks related to the depositary bank and its sub-custodian(s) (such as a digital asset bank). DRs on XDC are issued pursuant to Rule 144A and Regulation S under the Securities Act of 1933 and are considered privately-issued securities. Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices.
•Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; and illiquidity of the derivative investments. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at inopportune times (e.g., at a loss to comply with limits on leverage imposed by the 1940 Act or when the Adviser otherwise would have preferred to hold the investment) or to meet redemption requests. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns. To the extent the Fund invests in such derivative instruments, the value of the Fund’s portfolio is likely to experience greater volatility over short-term periods.
◦Futures Contracts Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are: (a) the imperfect correlation between the change in market value of the futures contract and the price of the underlying asset; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, and the Fund may have to sell investments at a time when it may be disadvantageous to do so.

If the Fund’s ability to obtain exposure to commodities futures consistent with its investment objective is disrupted for any reason, including limited liquidity in the commodities futures market, a disruption to the commodities futures, or as a result of margin requirements or position limits imposed by the Fund’s futures commission merchants (“FCMs”), the DCM, or the CFTC on the Fund or the Adviser, the Fund would not be able to achieve its investment objective and may experience significant losses. FCMs act as the intermediaries between customers and exchanges facilitating transactions in commodity derivatives. DCMs are the exchanges on which these transactions occur.
◦Cost of Futures Investment Risk. When a commodities futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a commodities futures contract with a later expiration date. This practice is commonly referred to as “rolling.” The costs associated with rolling commodities futures contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. In addition, the presence of contango in certain futures contracts at the time of rolling would be expected to adversely affect the Fund. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to positively affect the Fund. The futures contracts markets have experienced, and are likely to experience again in the future, extended periods in which contango or backwardation have affected various types of futures contracts. These extended periods have caused in the past, and may cause in the future, significant losses.
◦Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying commodity). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a FCM and/or cleared through a clearinghouse that serves as a central counterparty. Swap agreements may be subject to fees and expenses, and by investing in swaps indirectly through the Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid, and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity, and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.
◦Swaps Capacity Risk. If the Fund’s or the Subsidiary’s ability to obtain exposure to swaps consistent with its investment objective is disrupted for any reason including, for example, limited liquidity in the XDC market, a disruption to the XDC market, or as a result of margin requirements or other limitations imposed by the Fund’s swaps dealers or the CFTC or other regulators, the Fund may not be able to achieve its desired level of exposure to XDC.
In such circumstances, the Adviser intends to take such action as it believes appropriate and in the best interest of the Fund. Any disruption in the Fund’s or the Subsidiary’s ability to obtain exposure to swaps will cause the Fund’s performance to deviate from the performance of XDC. Additionally, the ability of the Fund or the Subsidiary to obtain exposure to swaps is limited by certain tax rules that limit the amount the Fund can invest in the Subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences, see “Tax Risk” for more information.
Margin levels for swap contracts based on XDC may be substantially higher than margin requirements for more established swaps and futures contracts. Additionally, margin requirements are subject to change and may be raised in the future by swaps dealers or regulators. High margin requirements could prevent the Fund, or the Subsidiary, from obtaining sufficient exposure to XDC-based swaps and may adversely affect its ability to achieve its investment objective. Further, swap counterparties utilized by the Fund or Subsidiary may impose limits on the amount of exposure to swaps contracts the Fund or Subsidiary can obtain through such counterparty. If the Fund or Subsidiary cannot obtain sufficient exposure to XDC-based swaps, the Fund may not be able to achieve its investment objective.
◦Options Risk. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying assets do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

Options are often used to manage or hedge risk because they enable an investor to buy or sell an asset in the future at an agreed-upon price. Options used by the Fund to reduce volatility may not perform as intended and may not fully protect the Fund against declines in the value of its portfolio investments. Options also are used for other reasons, such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities or other instruments; and to adjust portfolio duration.
Options are subject to correlation risk. The writing and purchasing of options are highly specialized activities, as the successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
Purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.
◦Swaptions Risk. There can be no assurance that a liquid secondary market will exist for any particular swaption at any particular time, and the Fund may have difficulty effecting closing transactions in particular swaptions. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap. In the event that the swaption is exercised, the counterparty for such swaption would be the same counterparty with whom the Fund entered into the underlying swap.
However, if the Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally.
◦Foreign Exchange-Traded Options and Futures. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the Fund’s orders are placed and the time they are liquidated, offset, or exercised.
◦Over-the-Counter Market Risk. Certain derivatives in which the Fund may invest may be traded (and privately negotiated) in OTC markets. While the OTC markets are the primary trading venue for many derivatives, such markets are largely unregulated. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. Securities traded in these markets may trade less frequently and in limited volumes and, thus, exhibit more volatility and liquidity risk, and the prices paid by the Fund in OTC transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the OTC option writer, who may be unwilling or unable to perform its contractual obligations to the Fund.
•Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific investments, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

•Effects of Compounding and Market Volatility Risk. The Fund seeks to effectuate a daily leveraged investment strategy, and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (2x) the price performance of XDC, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that are leveraged and that rebalance daily. For a leveraged fund, if adverse daily performance of the price of XDC reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the price of XDC increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.
The effect of compounding becomes more pronounced as volatility of the price of XDC and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the price of XDC during the shareholder’s holding period of an investment in the Fund.
The table below provides examples of how reference price volatility could affect the Fund’s performance. The table illustrates the impact of two factors that affect the Fund’s performance: XDC price volatility and the price performance of XDC. The price performance of XDC shows the percentage change in the price of XDC over the specified time period, while XDC price volatility is a statistical measure of the magnitude of fluctuations in the price performance during that time period. As illustrated below, even if the price change over two equal time periods is identical, different price volatility (i.e., fluctuations in the rates of return) during the two time periods could result in drastically different Fund performance for the two time periods due to the effects of compounding daily returns during the time periods.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) price volatility; b) price performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The table below illustrates the impact of two principal factors - price volatility and price performance - on Fund performance. The table shows estimated Fund returns for a number of combinations of price volatility and price performance over a one-year period. Performance shown in the table assumes that: (i) no dividends were paid with respect to the Reference Asset; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher price volatility, compounding will cause results for periods longer than a trading day to vary from two times (2x) the performance of the price of XDC.
As shown in the table below, the Fund would be expected to lose 6.1% if the price of XDC did not change over a one year period during which the price experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the price is flat. For instance, if the annualized volatility of the price of XDC is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative change in the price of XDC for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (2x) the change in the price of XDC and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (2x) the change in the price of XDC. The Fund’s actual returns may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation/Tracking Risk” above.

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%

One Year Price Performance	Two Times (2x) One Year Price Performance	Volatility Rate
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
•ETF Risks. The Fund is an ETF and may invest in other ETFs. As a result, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. Shares may trade at a material discount to NAV and possibly face delisting if either: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.
•High Portfolio Turnover Risk. The Fund may frequently buy and sell investments. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
•Intra-Day Investment Risk. The Fund seeks leveraged investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the price of XDC at the market close on the first trading day and the price of XDC at the time of purchase. If the price of XDC increases, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the price of XDC declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated multiple of the price performance of XDC.
If there is a significant intra-day market event and/or the price of XDC experiences a significant decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the Exchange and incur significant losses.
•Leverage Risk. The Fund seeks to achieve and maintain the exposure to the price of XDC by using leverage. Therefore, the Fund is subject to leverage risk. When the Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Swaps and futures trading involves a degree of leverage, and, as a result, a relatively small price movement in the Reference Asset may result in immediate and substantial losses to the Fund.
•Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.
•Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions, and the threat of and/or actual imposition of tariffs by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
•New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
•Non-Correlation Risk. The performance of the Fund will not, and is not intended to, correlate exactly to the performance of XDC and will vary somewhat due to factors such as fees and expenses of the Fund, transaction costs, regulatory restrictions, and active management of the Fund’s portfolio.
•Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
•Reverse Repurchase Agreements Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at an agreed-upon price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. The Fund may enter into reverse repurchase agreements with a limited number of counterparties, which may further expose the Fund to the risk that a counterparty may be unwilling or unable to sell back the investment contemplated by such arrangement or otherwise to meet its contractual obligations.
•Spot XDC ETP Risks. In addition to the risks associated with XDC noted above, Spot XDC ETPs are subject to additional risks:
◦ETP Risk. The Fund may invest in Spot XDC ETPs or use them as Reference Assets for XDC-related investments. ETP shares trade like exchange-traded funds on a securities exchange. The price of a Spot XDC ETP is derived from and based upon the value of spot XDC and cash held by the Spot XDC ETP. However, shares of Spot XDC ETPs trade at market prices, not NAV, which means they may trade at prices above or below the value of their underlying portfolios. There can be no assurance that the returns of Spot XDC ETPs will correspond, or be closely related, to the performance of XDC. The level of risk involved in the purchase or sale of a Spot XDC ETP is similar to the risk involved in the purchase or sale of an exchange-traded fund, except that the pricing mechanism for a Spot XDC ETP is based on a basket of XDC and cash. Thus, the risks of owning a Spot XDC ETP generally reflect the risks of owning the underlying XDC and cash that the Spot XDC ETP holds. Spot XDC ETPs have a relatively limited history of operations. Because certain Spot XDC ETPs are relatively new products, their shares may have a lack of liquidity, which could result in the market price of the Spot XDC ETP shares being more volatile than the underlying portfolio of XDC and cash. Disruptions in the markets for XDC could result in losses on investments in Spot XDC ETPs. In addition, an actual trading market may not develop for Spot XDC ETP shares, and the listing exchange may halt trading of a Spot XDC ETP’s shares. Spot XDC ETPs are subject to management fees and other fees that may increase their costs versus the costs of owning XDC directly. The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by the Spot XDC ETP in addition to the management fees and other expenses paid by the Fund. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of Spot XDC ETPs.
If the process of creation and redemption of baskets for the Spot XDC ETPs encounters any unanticipated difficulties, the possibility for arbitrage transactions by APs intended to keep the price of the shares closely linked to the price of XDC may not exist and, as a result, the price of the shares may fall or otherwise diverge from NAV. The liquidity of the shares may also be affected by the withdrawal from participation of APs. Security threats to the Spot XDC ETP account at the custodian could result in the halting of the Spot XDC ETP’s operations and a loss of the Spot XDC ETP’s assets or damage to the reputation of the Spot XDC ETP, each of which could result in a reduction in the value of the Fund’s Shares. The price used to calculate the value of a Spot XDC ETP’s XDC may be volatile, adversely affecting the value of the Shares. If a Spot XDC ETP’s custodian agreement is terminated or its custodian fails to provide services as required, the Spot XDC ETP may need to find and appoint a replacement custodian, which could pose a challenge to the safekeeping of the Spot XDC ETP’s XDC, and the Spot XDC ETP’s ability to continue to operate may be adversely affected. Loss of a critical banking relationship for, or the failure of a bank used by, a Spot XDC ETP’s prime execution agent could adversely impact the Spot XDC ETP’s ability to create or redeem baskets or could cause losses to the Spot XDC ETP. A Spot XDC ETP may suspend the issuance of shares at any time, which will impact the price of shares of the Spot XDC ETP, resulting in a significant difference (premium/discount) between the Spot XDC ETP’s market price and its NAV. Additionally, the Fund may be unable to transact in the shares of the Spot XDC ETP at an acceptable price, and, therefore, the Fund may be unable to achieve its investment objective.
◦Exposure Concentration Risk. The Fund may derive a significant amount of its exposure to the price performance of XDC as a result of investing directly in Spot XDC ETPs or swap agreements or options that reference Spot XDC ETPs. If that is the case, the Fund’s performance will be highly dependent on the performance of the Spot XDC ETPs. If shares of the Spot XDC ETPs were to be delisted or lose their entire value, Fund Shares would also be expected to suffer a loss of value. The Fund’s strategy makes the Fund extremely susceptible to issuer-specific events relating to the Spot XDC ETPs that may not necessarily affect the XDC market more broadly. This inherently makes an investment in the Fund riskier than an investment in a fund that provides more diversified exposure. Neither the Fund nor the Adviser have conducted due diligence upon the Spot XDC ETPs and make no representations or warranties whatsoever regarding the Spot XDC ETPs’ ability to acquire, dispose of, or maintain proper custody of XDC. In the event that there is an issue regarding the Spot XDC ETPs’ ability to acquire, dispose of, or maintain proper custody of XDC, the Fund’s returns will be negatively impacted.
◦Foreign Securities Risk. The Spot XDC ETPs that are used as Reference Assets for the Fund’s XDC-related investments, or in which the Fund may invest directly, may be domiciled in foreign countries and listed on foreign exchanges. ETPs domiciled in Europe may be less liquid than U.S. ETPs, and their trading activity may be fractured as a result of listing on multiple exchanges. A European ETP may also trade in multiple currencies. Changes in currency exchange rates affect the value of investments denominated in a foreign currency and, therefore, the value of such investments in the Fund’s portfolio. The Fund’s NAV could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. These include risks of adverse changes in foreign economic, political, regulatory, and other conditions or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting, and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. With respect to certain countries, there is the possibility of government intervention and expropriation or nationalization of assets. Because legal systems differ, there also is the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, Shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Staking Risk. When an underlying investment in which the Fund invests stakes XDC, the XDC is subject to the risks attendant to staking generally, such as illiquidity, reliance on third-party service providers, slashing, missed rewards, and validator problems and errors. Staking requires that the underlying investment in which the Fund invests lock up the staked XDC, meaning that the underlying investment in which the Fund invests cannot sell or transfer the staked XDC during the time when the XDC is locked up (the “lock-up period”). The lock-up period may be longer than anticipated based on network activity. In addition, during the lock-up period, the underlying investment in which the Fund invests is subject to the market price volatility of XDC, and it may miss opportunities to sell the staked XDC during opportune times. Staking XDC may involve the risk of slashing and concentration risk. Slashing is a penalty imposed on network validators for actions that threaten the blockchain’s integrity. For example, slashing can result from isolated validator mistakes, malicious activity, coordinated attacks, software bugs, or provider failures. Slashing serves as an enforcement mechanism to ensure network resilience, but correlated slashing events can be catastrophic. Penalties can scale aggressively, potentially leading to a significant loss of staked principal. Concentration risks associated with staking include staking activities occurring through a concentrated group of software providers and cloud infrastructure providers. There are generally five major staking software providers, and over-allocating to validators using the same software increases the risk of a single issue impacting a large amount of staked assets. Similarly, complications in specific cloud regions (i.e., a particular geographical area where a cloud provider’s data centers are located) can create outages that impact validators. Such complications may include, but are not limited to, compliance and regulatory issues, security breaches such as ransomware threats and attacks, data breaches, and malicious actors, and cloud network and infrastructure performance issues

(e.g., network latency and service outages). Staked XDC is also subject to security breaches, network downtime or attacks, smart contract vulnerabilities, and validator or custodian failure or compromise, which can result in a complete loss of the staked XDC or a loss of any rewards. The loss of the staked XDC (either in whole or partially) during the staking period will have a material adverse effect on the Fund.
•Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
•Tax Risk. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. The income of the Fund from direct XDC-related investments is not expected to generate qualifying income for purposes of the “Qualifying Income Requirement” (as described more fully in the section titled “Federal Income Taxes” in the SAI). Failure to satisfy the Qualifying Income Requirement would generally cause the Fund to fail to qualify as a RIC and be subject to federal income tax at the Fund level. To the extent the Fund invests directly in XDC-related investments, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the Qualifying Income Requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Requirement, or may not be able to accurately predict the non-qualifying income from these investments.
The Fund may gain most of its exposure to XDC through its investment in the Subsidiary, which may invest directly in XDC-related investments and reverse repurchase agreements. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income for each taxable year from sources generating “qualifying income” for purposes of the “Qualifying Income Requirement,” which is described in more detail in the section titled “Federal Income Taxes” in the SAI. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to XDC-related investments within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The “Subpart F” income (defined in Section 951 of the Code to include passive income) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities, or currencies and, accordingly, expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Fund generally will be required to include in its own taxable income the “Subpart F” income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to comply with the Asset Diversification Test, as described in more detail in the SAI.
The extent to which the Fund invests in XDC-related investments will be limited by the Qualifying Income Requirement and the Asset Diversification Test (as described in the SAI), which the Fund must continue to satisfy to maintain its status as a RIC. The Fund intends to enter into reverse repurchase agreements to facilitate compliance with the Asset Diversification Test. There are no assurances that the IRS will agree with the Fund’s application of the Asset Diversification Test to its holdings. The Fund’s failure to comply with the requirements for qualification as a RIC could have significant negative tax consequences to Fund shareholders. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees (the “Board”) may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event the Fund fails to qualify as a RIC, the Fund would promptly notify shareholders of the implications of that failure. The tax treatment of certain XDC-related investments may be affected by future regulatory or legislative changes that could affect the character, timing, and/or amount of the Fund’s taxable income or gains and distributions.

•Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than readily available market quotations. This may occur because the asset or security does not trade on a centralized exchange or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
•Volatility Risk. The value of certain of the Fund’s investments, including swaps and futures, is subject to market risk. Market risk is the risk that the value of the investments to which the Fund is exposed will fall, which could occur due to general market or economic conditions or other factors.
•Whipsaw Markets Risk. The Fund may be subject to the forces of “whipsaw” markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. “Whipsaw” describes a situation where a security’s price is moving in one direction but then quickly pivots to move in the opposite direction. Such market conditions could cause substantial losses to the Fund.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.teucrium.com.
Management

Investment Adviser:	Teucrium Investment Advisors, LLC
Portfolio Managers:	Springer Harris, Christopher Small and Joran Haugens, each Portfolio Managers of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager has served as a Portfolio Manager of the Fund since its inception in April 2026.
Purchase and Sale of Shares
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”
Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.teucrium.com.
Tax Information
The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.